
                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                         SECURITY EXCHANGE ACT OF 1934



Date of report      October 1, 1999
               --------------------



                           NPS PHARMACEUTICALS, INC.
                           -------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)



            0-23272                                       87-0439579
   -------------------------               -------------------------------------
   (Commission File Number)                (I.R.S. Employer Identification No.)



       420 Chipeta Way, Salt Lake City, Utah                    84108-1256
   -----------------------------------------------------------------------------
   (Address of Principal Executive Offices)                     (Zip Code)



       (801) 583-4939
   -----------------------------------------------------------------------------
   (Registrant's Telephone Number, Including Area Code)



       N/A
   -----------------------------------------------------------------------------
   (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     On September 28, 1999, NPS Pharmaceuticals, Inc. and Allelix
Biopharmaceuticals Inc. announced the execution of an Arrangement Agreement under which NPS and Allelix agreed to merge the operations of the two companies.

     The Arrangement Agreement and the joint press release are filed as exhibits to this report and are incorporated herein by reference. Shares of NPS common stock will be offered to Allelix stockholders only through a prospectus forming part of a registration statement that will be filed with the Securities and Exchange Commission.

     The joint press release filed as an exhibit to this report includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about NPS's business and the pending acquisition contained in the press release is "forward-looking" rather than "historic."

Item 7.   Financial Statements and Exhibits.

     c.   Exhibits

          2.1  Arrangement Agreement, dated September 27, 1999, among NPS
               Pharmaceuticals, Inc. and Allelix Biopharmaceuticals Inc.
               Including the following  attachments:

               Schedule A, Plan of Arrangement;
                    Appendix I to the Plan of Arrangement (Provisions Attaching to the Exchangeable Shares of NPS Allelix Inc.);
               Schedule B, Support Agreement; and
               Schedule C, Voting and Exchange Trust Agreement

          99.1 Joint press release, dated September 28, 1999, issued by NPS
               Pharmaceuticals, Inc. and Allelix Biopharmaceuticals Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NPS PHARMACEUTICALS, INC.



Date:  October 1, 1999                /s/ James U. Jensen
                                      -------------------
                              James U. Jensen, Vice President

                                       2
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                               INDEX TO EXHIBITS
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

Exhibit
--------
 Number      Description
 ------      -----------
2.1          Arrangement Agreement, dated September 27, 1999, among NPS
             Pharmaceuticals, Inc. and Allelix Biopharmaceuticals Inc. Including the following attachments:

             Schedule A, Plan of Arrangement;
                    Appendix I to the Plan of Arrangement (Provisions Attaching to the
                    Exchangeable Shares of NPS Allelix Inc.);
             Schedule B, Support Agreement; and
             Schedule C, Voting and Exchange Trust Agreement

99.1         Joint press release, dated September 28, 1999, issued by NPS Pharmaceuticals,
             Inc. and Allelix Biopharmaceuticals Inc.

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